UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-7221	36-1115800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 12, 2014, Motorola Solutions, Inc. (the “Company”) commenced an underwritten registered public offering (the “Offering”) of Senior Notes (the “Notes”) pursuant to its registration statement on Form S-3 (File No. 333-181223) under the Securities Act of 1933, as amended. The Notes will be issued pursuant to a Senior Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, to be entered into concurrent with the issuance of the Notes.

A form of the Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1                           Form of Senior Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

	By:	/s/ Robert O’Keef
Name: Robert O’Keef
Title: Vice President and Treasurer

Dated: August 12, 2014

EXHIBIT INDEX

Number	Exhibit

Exhibit 4.1	Form of Senior Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee